UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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International Paper Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!

INTERNATIONAL PAPER COMPANY

2021 Annual Meeting

 Vote by 11:59 PM ET May 9, 2021. For shares held in either the International Paper Company Salaried Savings Plan or the International Paper Company Hourly Savings Plan, vote by 11:59 PM ET May 5, 2021.

INTERNATIONAL PAPER COMPANY C/O COMPUTERSHARE P.O. BOX 43004 PROVIDENCE, RI 02940-3004

D37411-P50051

You invested in INTERNATIONAL PAPER COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareowner meeting to be held on May 10, 2021.

Get informed before you vote

View the Notice and Proxy Statement and the Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 26, 2021. If you would like to request a paper copy of the material(s) for this and/or future shareholder meetings, you may (1) visit http://materials.proxyvote.com/460146, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 10, 2021 8:30 AM CDT
Virtually at: www.virtualshareholdermeeting.com/IP2021

* Many virtual shareowner meetings have attendance requirements including, but not limited to, the possession of a 16-digit control number printed on the Notice of Internet Availability or proxy card issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareowner meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
The Board of Directors recommends a vote “FOR” each of the nominees listed under Item 1.
Item 1 – Election of Directors (one-year term)
Nominees:
1a.	Christopher M. Connor	For
1b.	Ahmet C. Dorduncu	For
1c.	Ilene S. Gordon	For
1d.	Anders Gustafsson	For
1e.	Jacqueline C. Hinman	For
1f.	Clinton A. Lewis, Jr.	For
1g.	DG Macpherson	For
1h.	Kathryn D. Sullivan	For
1i.	Mark S. Sutton	For
1j.	Anton V. Vincent	For
1k.	Ray G. Young	For
The Board of Directors recommends a vote “FOR” Items 2 & 3. Item 2 – Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2021		For
Item 3 – A Non-Binding Resolution to Approve the Compensation of the Company’s Named Executive Officers, as Disclosed Under the Heading “Compensation Discussion & Analysis”		For
The Board of Directors recommends a vote “AGAINST” Item 4. Item 4 – Shareowner Proposal to Reduce Ownership Threshold for Requesting Action by Written Consent		Against

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D37412-P50051